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                                    EXHIBIT D

                         NOTICE OF WITHDRAWAL OF TENDER

                              REGARDING INTEREST IN

               COLUMBIA MANAGEMENT MULTI-STRATEGY HEDGE FUND, LLC

                   TENDERED PURSUANT TO THE OFFER TO PURCHASE
                            DATED SEPTEMBER 24, 2003

                                   ----------
       THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT, AND THIS NOTICE OF
     WITHDRAWAL MUST BE RECEIVED BY PFPC INC. EITHER BY MAIL OR FAX BY 12:00
    MIDNIGHT, EASTERN TIME, ON FRIDAY, OCTOBER 24, 2003, UNLESS THE OFFER IS
                                    EXTENDED.
                                   ----------

             COMPLETE THIS NOTICE OF WITHDRAWAL AND FAX OR MAIL TO:

               Columbia Management Multi-Strategy Hedge Fund, LLC
                                  c/o PFPC Inc.
                                  P.O. Box 219
                               Claymont, DE 19703
                         Attention: Columbia Management
                                    Tender Offer Administrator

                           For additional information:
                              Phone: (302) 791-2810
                              Fax:   (302) 791-2790

      YOU ARE RESPONSIBLE FOR CONFIRMING THAT THIS NOTICE OF WITHDRAWAL IS
                              RECEIVED BY PFPC INC.

Ladies and Gentlemen:

     Please withdraw the tender previously submitted by the undersigned in a Letter of Transmittal dated _____________, 2003.

     This tender was in the amount of:

          / /  Entire limited liability company interest ("Interest")

          / /  Portion of Interest expressed as a specific dollar value.

               $_________________

     The undersigned recognizes that upon submission on a timely basis of this Notice of Withdrawal, properly executed, the Interest (or portion thereof) previously tendered will not be purchased by the Fund.

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FOR INDIVIDUAL INVESTORS (INCLUDING SPOUSES INVESTED JOINTLY):

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

--------------------------------------------------            --------------------------------------------------
(Signature of Investor(s) or Authorized Person(s)             (Signature of Investor(s) or Authorized Person(s)
Exactly as Appeared on Subscription Agreement)                Exactly as Appeared on Subscription Agreement)

--------------------------------------------------            --------------------------------------------------
Name of Signatory (please print)                              Name of Signatory (please print)

--------------------------------------------------            --------------------------------------------------
Title of Authorized Person (please print)                     Title of Authorized Person (please print)

FOR ENTITY INVESTORS (E.G., TRUSTS, ENDOWMENTS, FOUNDATIONS, CORPORATIONS, AND
PARTNERSHIPS):

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

--------------------------------------------------            --------------------------------------------------
(Signature of Investor(s) or Authorized Person(s)             (Signature of Investor(s) or Authorized Person(s)
Exactly as Appeared on Subscription Agreement)                Exactly as Appeared on Subscription Agreement)

--------------------------------------------------            --------------------------------------------------
Name of Signatory (please print)                              Name of Signatory (please print)

--------------------------------------------------            --------------------------------------------------
Title of Authorized Person (please print)                     Title of Authorized Person (please print)


--------------------------------------------------            --------------------------------------------------
(Signature of Investor(s) or Authorized Person(s)             (Signature of Investor(s) or Authorized Person(s)
Exactly as Appeared on Subscription Agreement)                Exactly as Appeared on Subscription Agreement)

--------------------------------------------------            --------------------------------------------------
Name of Signatory (please print)                              Name of Signatory (please print)

--------------------------------------------------            --------------------------------------------------
Title of Authorized Person (please print)                     Title of Authorized Person (please print)

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